United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     April 17, 2008

CytoGenix, Inc.
(Exact name of registrant as specified in its charter)

0-26807

(Commission File Number)

Nevada

      76-0484097

(State or other jurisdiction of incorporation)

(IRS Employer Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas

          77042

(Address of principal executive offices)

       (Zip Code)

(713) 789-0070

Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 17, 2008, CytoGenix, Inc. (the “Company”) entered into an employment agreement (“Employment Agreement”) with its Chief Financial Officer, Greg S. Taylor, as contemplated by the Employment Letter (the “Employment Letter”) effective September 1, 2007 filed with the Securities and Exchange Commission on September 6, 2007 as Exhibit 99.1 to our Current Report on Form 8-K (the “Sept. Form 8-K”).  The Sept. Form 8-K sets forth a description of the Employment Letter and that description also accurately describes the Employment Agreement and is incorporated herein by reference.  In addition, our Form 10-K/A filed with the Securities and Exchange Commission on May 14, 2008 describes change in control payments to which Mr. Taylor is entitled under the Employment Agreement, which is incorporated herein by reference.  The foregoing description of the Employment Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the text of the Employment Agreement, which is filed as Exhibit 10.1 of this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

10.1	Employment Agreement between CytoGenix, Inc. and Greg S. Taylor dated April 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2008	CytoGenix, Inc.
By /s/ Malcolm H. Skolnick Malcolm H. Skolnick, Chief Executive Officer